UBS Series Funds

Prospectus Supplement  |  November 1, 2019

Supplement to the Prospectus dated August 28, 2019, as supplemented

Includes:

•	UBS Select Government Capital Fund
•	UBS Select Treasury Capital Fund

Dear Investor:

The purpose of this supplement is to update certain information in the prior prospectus supplements dated September 10, 2019 and October 3, 2019, which related to the planned liquidation of UBS Select Government Capital Fund and UBS Select Treasury Capital Fund (the “Liquidating Funds”). In particular, UBS Financial Services Inc. has determined that November 18, 2019, will be the effective date of changes to its sweep options and, accordingly, the liquidation date will be on or about the same date. Additional information regarding the liquidation of the Liquidating Funds is outlined in the prospectus supplement dated September 10, 2019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1034